SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 22, 2005

Verticalnet, Inc.

(Exact Name of Registrant as Specified in its Charter)

Pennsylvania	000-25269	23-2815834
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 Chester Field Parkway, Malvern, PA	19355
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (610) 240-0600

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Form 8-K/A amends Item 9.01 of the Current Report on Form 8-K previously filed by the Registrant with the Securities and Exchange Commission on July 26, 2005, for the purpose of filing the financial statements and pro forma financials required by Item 9.01 of Form 8-K with respect to the Registrant’s acquisition of Digital Union Limited, a private limited company registered in England.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(a)	Financial Statements of Business Acquired

Independent Auditors Report

Audited Financial Statements of Digital Union UK Limited (predecessor to Digital Union Limited) for the year ended December 31, 2004.

Unaudited financial statements of Digital Union UK Limited (predecessor to Digital Union Limited) for the six months ended June 30, 2005 and 2004.

(b)	Pro Forma Financial Information

Basis of Presentation

Unaudited Pro Forma Condensed Consolidated Balance Sheet

Unaudited Pro Forma Condensed Statements of Operations

Notes to the Unaudited Pro Forma Condensed Consolidated Financial Statements

(d)	Exhibits.

Exhibit No.	Exhibit

23.1	Consent of H.W. Fisher & Company *

*	Filed herewith

DIGITAL UNION UK LIMITED

FINANCIAL STATEMENTS

FOR THE YEAR ENDED 31 DECEMBER 2004

DIGITAL UNION UK LIMITED

CONTENTS

Page
Independent Auditors’ report	1

Profit and loss account	2

Balance sheet	3

Cash flow statement	4

Notes to the financial statements	5-13

DIGITAL UNION UK LIMITED

INDEPENDENT AUDITORS’ REPORT

TO THE SHAREHOLDER OF DIGITAL UNION LIMITED IN RESPECT OF DIGITAL

UNION UK LIMITED (NOW ROCKO LIMITED (IN ADMINISTRATION))

We have audited the accompanying Financial Statements set out on pages 2 to 13 incorporating the balance sheet of Digital Union UK Limited as at 31 December 2004, its profit and loss account and cash flows for the year ended 31 December 2004 and Notes thereon.

Respective responsibilities of company management and auditors

As described in Note 2, these Financial Statements are the responsibility of the company’s management. Our responsibility is to express an opinion on these Financial Statements based on our audit.

Basis of audit opinion

We conducted our audit in accordance with United Kingdom auditing standards. Those standards required that we plan and perform the audit to obtain reasonable assurance about whether the Financial Statements are free of material misstatement. We are not engaged to perform an audit of the company’s internal control over financial reporting. An audit includes examining, on a test basis, evidence supporting the amounts of disclosures in the Financial Statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Financial Statements. We believe that our audit provides a reasonable basis for our opinion.

Post balance sheet events

As stated in Note 24, on 28 April 2005 Digital Union UK Limited went into Administration. Later on 28 April 2005 Digital Union Limited acquired the company’s trade, assets and certain liabilities for a consideration of £50,000 plus the assumption of certain liabilities. The Administrator is still determining the settlement of the remaining liabilities. For the reasons stated in Note 3.1, these Financial Statements have been prepared on a going concern basis.

Opinion

In our opinion the Financial Statements referred to above present fairly, in all material respects, the financial position of Digital Union UK Limited at 31 December 2004 and the results of its operations and its cash flows for the year ended 31 December 2004, in conformity with accounting principles generally accepted in the United Kingdom.

Accounting Principles

Accounting principles generally accepted in the United Kingdom vary in certain respects from accounting principles generally accepted in the United States of America. Information relating to the nature and effect of such differences is presented in Note 25 to the Financial Statements.

H W Fisher & Company

Chartered Accountants

Registered Auditor

Acre House 11-15 William Road

London

NW1 3ER

UK

Dated: 20 September 2005

DIGITAL UNION UK LIMITED

PROFIT AND LOSS ACCOUNT

FOR THE YEAR ENDED 31 DECEMBER 2004

	Notes	2004
		£
Turnover	4	813,732
Cost of sales		(1,111,525)

Gross loss		(297,793)
Administrative expenses		(1,326,848)

Operating loss	5	(1,624,641)
Other income	7	24,408
Interest payable and similar charges	8	(116,262)

Loss on ordinary activities before taxation		(1,716,495)
Tax on loss on ordinary activities	9	30,772

Loss on ordinary activities after taxation		(1,685,723)
Accumulated loss brought forward		(148,510)

Accumulated loss carried forward		(1,834,233)

All items dealt with in arriving at the operating losses relate to discontinued operations (See Note 24)

The company has no recognised gains and losses other than the losses above and therefore no separate statement of total recognised gains and losses has been presented.

There is no difference between the losses on ordinary activities before taxation and the retained losses for the period stated above and their historical cost equivalents.

The accompanying notes form an integral part of these Financial Statements.

DIGITAL UNION UK LIMITED

BALANCE SHEET

AS AT 31 DECEMBER 2004

	Notes		2004
		£	£
Fixed assets
Tangible assets	10		90,145
Investments	11		60

			90,205
Current assets
Debtors	12	378,794
Cash at bank and in hand		130,176

		508,970
Creditors: amounts falling due within one year	13	(742,830)

Net current liabilities			(233,860)

Total assets less current liabilities			(143,655)
Creditors: amounts falling due after more than one year	14		(1,190,478)

			(1,334,133)

Capital and reserves
Called up share capital	16		179
Share premium account	17		499,921
Profit and loss account			(1,834,233)

Shareholders’ funds (deficit) - all equity interests	18		(1,334,133)

The accompanying notes form an integral part of these Financial Statements.

DIGITAL UNION UK LIMITED

CASH FLOW STATEMENT

FOR THE YEAR ENDED 31 DECEMBER 2004

	Notes		2004
			£
Net cash outflow from operating activities	19		(1,176,949)
Returns on investments and servicing of finance
Interest received		36
Interest paid		(115,353)
Interest element of hire purchase and finance lease rentals		(909)
Other income (cash basis)		24,372

Net cash outflow from returns on investments and servicing of finance			(91,854)
Capital expenditure and financial investment
Payments to acquire tangible fixed assets		(75,754)
Payments to acquire investments		(60)

Net cash outflow from capital expenditure and financial investment			(75,814)

Net cash outflow before financing			(1,344,617)
Financing
New short term venture capital loan		200,000
Repayment of long term bank loan		(23,810)
Capital element of hire purchase and finance lease rentals		(4,805)

Net cash inflow from financing			171,385

Decrease in cash	20		(1,173,232)

The accompanying notes form an integral part of these Financial Statements.

DIGITAL UNION UK LIMITED

NOTES TO THE FINANCIAL STATEMENTS

FOR THE YEAR ENDED 31 DECEMBER 2004

1	Requirement for these Financial Statements

These Financial Statements have been prepared following an acquisition by Verticalnet Inc (USA) on 22 July 2005 of Digital Union Limited. As stated in Note 24 Digital Union Limited acquired the trade, assets and certain liabilities of Digital Union UK Limited, which went into Administration on 28 April 2005. As a result of the acquisition on 22 July 2005, these Financial Statements of Digital Union UK Limited have been prepared to reflect the predecessor situation as required by the U.S. Securities and Exchange Commission.

2	Responsibilities for the preparation of these Financial Statements

As part of the acquisition referred to in Note 1 above during 2005 by Digital Union Limited of Digital Union UK Limited, Digital Union Limited obtained the books and records of Digital Union UK Limited.

The management of Digital Union Limited, having acquired the books and records from the predecessor company, Digital Union UK Limited, are responsible for ensuring proper accounting records have been kept which disclose with reasonable accuracy at any time the financial position of the company. They are also responsible for safeguarding the assets of the company and hence for taking reasonable steps for the prevention and detection of fraud and other irregularities. In addition they are responsible for ensuring that these Financial Statements present fairly the state of affairs of the company and of the profit or loss of the company for the year ended 31 December 2004.

In preparing these Financial Statements, the Company’s management have ensured that:

•	suitable accounting policies had been selected by the predecessor company’s directors and then applied consistently;

•	judgements and estimates have been made that are reasonable and prudent;

•	these Financial Statements have been prepared on the going concern basis;

DIGITAL UNION UK LIMITED

NOTES TO THE FINANCIAL STATEMENTS

FOR THE YEAR ENDED 31 DECEMBER 2004

3	Accounting policies

3.1	Basis of preparation

These Financial Statements have been prepared under the historical cost convention. The Financial Statements have not been prepared under section 226 of the Companies Act 1985.

Going concern

The company incurred significant losses in the year ended 31 December 2004. Support from the Venture Capital company continued in early 2005 until the company went into Administration on 28 April 2005 (see Note 24). As a result of the acquisition on 22 July 2005 also referred to in Note 24, these Financial Statements have been prepared on a going concern basis.

3.2	Turnover

Turnover represents the invoiced value of goods sold and services provided net of VAT, except for situations where the company resells unrelated third party products which are accounted for by including only the margin within turnover.

3.3	Tangible fixed assets and depreciation

Tangible fixed assets are stated at cost less depreciation. Depreciation is provided on all tangible fixed assets at rates calculated to write off the cost less estimated residual value of each asset over its expected useful life, as follows:

Computer equipment	33% Straight Line
Fixtures & fittings	15% Straight Line

3.4	Leasing and hire purchase commitments

Assets held under finance leases and hire purchase contracts are treated as if they had been purchased outright at the present value of the rentals payable, less finance charges, over the primary period of the agreements. The corresponding obligations under these agreements are included in creditors. The finance element of the rentals payable is charged to the profit and loss account so as to produce a constant rate of charge on the outstanding balance in each period.

Rental payments under operating leases are charged to the profit and loss account on a straight line basis over the period of the lease.

3.5	Investments

Fixed asset investments are stated at cost less any provision for permanent diminution in value.

3.6	Deferred taxation

Deferred tax is provided in full on timing differences which result in an obligation at the balance sheet date to pay more tax, or a right to pay less tax, at a future date, at rates expected to apply when they crystallise based on current tax rates and law. Timing differences arise from the inclusion of items of income and expenditure in taxation computations in periods different from those in which they are included in the accounts. Deferred tax is not provided on timing differences arising from the revaluation of fixed assets where there is no commitment to sell the assets. Deferred tax assets are recognised to the extent that it is regarded as more likely than not that they will be recovered. Deferred tax assets and liabilities are not discounted.

3.7	Foreign currency translation

Transactions denominated in foreign currencies are recorded at the rate of exchange ruling at the date of the transaction.

Monetary assets and liabilities denominated in foreign currencies are translated into sterling at the rates of exchange ruling at the balance sheet date. All differences are taken to profit and loss account.

DIGITAL UNION UK LIMITED

NOTES TO THE FINANCIAL STATEMENTS

FOR THE YEAR ENDED 31 DECEMBER 2004

4	Turnover

The total turnover of the company for the year has been derived from its principal activity wholly undertaken in the United Kingdom.

5	Operating loss

2004
£
Operating loss is stated after charging:
Depreciation of owned tangible fixed assets	44,791
Depreciation of tangible fixed assets held under finance leases and hire purchase contracts	4,875
Operating lease rentals
- Plant and machinery	3,689
- Other assets	78,320

6	Employment costs

2004
£

Wages and salaries	1,502,650
Social security costs	168,114
Other pension costs	16,249

1,687,013

7	Other income

2004
£

Interest receivable and similar income	24,408

8	Interest payable and similar charges

2004
£
Interest payable on:
Factoring costs	3,549
Bank loans and overdrafts	26,124
Other loans	85,680
Finance lease and hire purchase contracts	909

116,262

DIGITAL UNION UK LIMITED

NOTES TO THE FINANCIAL STATEMENTS

FOR THE YEAR ENDED 31 DECEMBER 2004

9	Tax on loss on ordinary activities

2004
£
Current tax
UK corporation tax
Adjustments in respect of prior periods	(30,772)

There is no tax charge on the basis of the availability of eligible tax losses.

10	Tangible fixed assets

	Leasehold Improvements	Computer equipment	Fixtures & fittings	Total
	£	£	£	£
Cost
At 1 January 2004	1,306	115,359	14,294	130,959
Additions	—	70,394	5,360	75,754

At 31 December 2004	1,306	185,753	19,654	206,713

Depreciation
At 1 January 2004	619	60,452	5,831	66,902
Charge for the year	205	45,694	3,767	49,666

At 31 December 2004	824	106,146	9,598	116,568

Net book value
At 31 December 2004	482	79,607	10,056	90,145

Finance leases and hire purchase contracts

The net book value of tangible fixed assets includes an amount of £3,196 in respect of assets held under finance leases or hire purchase contracts.

DIGITAL UNION UK LIMITED

NOTES TO THE FINANCIAL STATEMENTS

FOR THE YEAR ENDED 31 DECEMBER 2004

11	Fixed asset investments

Shares in subsidiary undertakings
£
Cost
At 31 December 2004	60

In the opinion of the directors, the aggregate value of the company’s investment in subsidiary undertakings is not less than the amount included in the balance sheet.

12	Debtors

2004
£

Trade debtors	294,353
Other debtors	58,972
Prepayments and accrued income	25,469

378,794

Included within Other debtors at 31 December 2004 is £36,954 owing at that date by Patrick Lawton, a director of the company throughout the year. This balance was cleared in 2005.

13	Creditors: amounts falling due within one year

2004
£

Venture Capital short term finance	200,000
Bank loans	35,712
Net obligations under finance lease and hire purchase contracts	3,405
Trade creditors	183,493
Other taxes and social security costs	53,996
Directors current accounts	16,547
Other creditors	1,917
Accruals and deferred income	247,760

742,830

DIGITAL UNION UK LIMITED

NOTES TO THE FINANCIAL STATEMENTS

FOR THE YEAR ENDED 31 DECEMBER 2004

14	Creditors: amounts falling due after more than one year

2004
£

Venture Capital long term loans (See Note 22)	1,000,000
Bank loans	190,478

1,190,478

Analysis of loans
Not wholly repayable within five years by instalments:
Venture Capital long term loan	1,000,000
Bank loans	226,190

1,226,190
Included in current liabilities	(35,712)

1,190,478

Loan maturity analysis
Debt due within one year	35,712
Between one and two years	35,712
Between two and five years	1,107,136
In five years or more	47,630

1,226,190

The loan is secured by way of fixed and floating charge over the assets of the company.

Net obligations under finance leases and hire purchase contracts
Repayable within one year	3,405
Included in liabilities falling due within one year	(3,405)

—

The loan is secured by way of fixed and floating charge over the assets of the company.

15	Provisions for liabilities and charges

There was no requirement to provide for deferred tax on accelerated capital allowances or any other timing differences as a result of the availability of eligible tax losses.

DIGITAL UNION UK LIMITED

NOTES TO THE FINANCIAL STATEMENTS

FOR THE YEAR ENDED 31 DECEMBER 2004

16	Share capital

2004
£
Authorised
10,000,000 Ordinary shares of 1p each	100,000
10,000,000 Ordinary A shares of 1p each	100,000

200,000

Allotted, called up and fully paid
17,869 Ordinary shares and 6 Ordinary A shares, each of 1p each	179

17	Statement of movements on reserves

Share premium account
£

Balance at 1 January 2004 and at 31 December 2004	499,921

18	Reconciliation of movements in shareholders’ funds

2004
£

Loss for the financial year	(1,685,723)

Net depletion in shareholders’ funds	(1,685,723)
Opening shareholders’ funds	351,590

Closing shareholders’ funds	(1,334,133)

19	Net cash outflow from operating activities

2004
£
Reconciliation to operating loss:
Operating loss	(1,624,641)
Depreciation of tangible fixed assets	49,666
Decrease/(increase) in debtors	1,852,160
(Decrease)/Increase in creditors	(1,454,134)

(1,176,949)

DIGITAL UNION UK LIMITED

NOTES TO THE FINANCIAL STATEMENTS

FOR THE YEAR ENDED 31 DECEMBER 2004

20	Reconciliation of net cash flow to movement in net debt

2004
£

(Decrease)/increase in cash	(1,173,232)
New long term bank loan	(200,000)
Repayment of long term bank loan	23,810
Capital element of hire purchase and finance lease rentals	4,805

Movement in net debt	(1,344,617)
Net debt at 1 January 2004	45,198

Net debt at 31 December 2004	(1,299,419)

21	Analysis of net debt

	At 1 January 2004	Cash flow	Non-cash changes	At 31 December 2004
	£	£	£	£
Cash at bank and in hand	1,322,990	(1,192,814)	—	130,176
Bank overdrafts	(19,582)	19,582	—	—

		(1,173,232)

Debt due within one year	(23,808)	(176,190)	(35,714)	(235,712)
Debt due after one year	(1,226,192)	—	35,714	(1,190,478)
Hire purchase and finance leases	(8,210)	4,805	—	(3,405)

		(171,385)

	45,198	(1,344,617)	—	(1,299,419)

22	Contingent liabilities

Secured loans amounting to £1,000,000 were received on 24 December 2003. These loans are repayable on 24 December 2008, or earlier if the company is sold or floated on the stock market. A premium of £500,000 is payable on repayment of the loan although this is being offset by the interest that is accruing at a rate of 10% per annum. The interest payments of £100,000 per annum had been deferred for two years and as at 31 December 2004 there was a contingent liability amounting to £412,532 in respect of the net premium that will potentially have to be paid if the company is sold or floated before 28 December 2008.

DIGITAL UNION UK LIMITED

NOTES TO THE FINANCIAL STATEMENTS

FOR THE YEAR ENDED 31 DECEMBER 2004

23	Commitments under operating leases

At 31 December 2004 the company had annual commitments under non-cancellable operating leases as follows:

	Land and buildings	Other
	2004	2004
	£	£
Expiry date:
Between two and five years	78,320	3,689

24	Post balance sheet events

On 28 April 2005 the company went into Administration and changed its name to Rocko Limited (in Administration). Later on 28 April 2005 Digital Union Limited acquired the company’s trade, assets and certain liabilities for consideration of £50,000. The Administrator is still determining the settlement of the remaining liabilities.

On 22 July 2005 the entire share capital of Digital Union Limited was acquired by Verticalnet Inc (USA).

25	Differences between UK and US GAAP

The company prepares its Financial Statements in accordance with generally accepted accounting principles in the United Kingdom (‘UK GAAP’) which differ in certain respects from those generally accepted in the United States of America (‘US GAAP’).

The differences in treatment that could affect retained loss for the period and equity shareholder’s deficit of the Company were considered.

The accounting treatment adopted to such items in these Financial Statements was that it accorded to US GAAP and no reconciling items arose.

Company Registration No. 3673864 (England and Wales)

DIGITAL UNION UK LIMITED

UNAUDITED FINANCIAL STATEMENTS

FOR THE SIX MONTHS ENDED 30 JUNE 2005

AND THE SIX MONTHS ENDED 30 JUNE 2004

DIGITAL UNION UK LIMITED

CONTENTS

Page
Profit and Loss accounts	1

Balance sheet	2

Cash flow statements	3

Notes to the Financial Statements	4-11

DIGITAL UNION UK LIMITED

UNAUDITED PROFIT AND LOSS ACCOUNT

FOR THE SIX MONTHS ENDED 30 JUNE 2005 AND 30 JUNE 2004

	Notes	Unaudited 2005	Unaudited 2004
		£	£

Turnover	1	392,849	313,680
Cost of sales		(459,919)	(559,287)

Gross (loss)		(67,070)	(245,607)
Administrative expenses		(696,696)	(551,535)

Operating loss	2	(763,766)	(797,142)
Other income	4	1,688	17,676
Interest payable and similar charges	5	(54,396)	(61,275)

Loss on ordinary activities before taxation		(816,474)	(840,741)
Tax on loss on ordinary activities	6	—	—

Loss on ordinary activities after taxation	14	(816,474)	(840,741)

The profit and loss account has been prepared on the basis that all operations are continuing operations.

The company has no recognised gains and losses other than the losses above and therefore no separate statements of total recognised gains and losses have been presented.

There is no difference between the losses on ordinary activities before taxation and the retained losses for the periods stated above and their historical cost equivalents.

The accompanying notes form an integral part of these unaudited Financial Statements.

DIGITAL UNION UK LIMITED

UNAUDITED BALANCE SHEET

FOR THE SIX MONTHS ENDED 30 JUNE 2005

	Notes		Unaudited 2005
		£	£

Fixed assets
Intangible assets	7	150,000
Tangible assets	8	130,771

			280,771
Current assets
Debtors	9	335,323
Cash at bank and in hand		155,993

		491,316
Creditors: amounts falling due within one year	10	(801,310)

Net current (liabilities)/assets			(309,994)

Total assets less current liabilities			(29,223)
Creditors: amounts falling due after more than one year	11		(239,951)

			(269,174)

Capital and reserves
Called up share capital	12		100
Share premium account	13		26,332
Profit and loss account	14		(295,606)

Shareholders’ funds - all equity interests	14		(269,174)

The accompanying notes form an integral part of these unaudited Financial Statements.

DIGITAL UNION UK LIMITED

UNAUDITED CASH FLOW STATEMENT

FOR THE SIX MONTHS ENDED 30 JUNE 2005 AND 30 JUNE 2004

	Notes		Unaudited 2005		Unaudited 2004
			£		£
Net cash outflow from operating activities	15		(308,307)		(493,991)
Returns on investments and servicing of finance
Interest received		1,688		17,676
Interest paid		(54,396)		(61,275)

Net cash outflow from returns on investments and servicing of finance			(52,708)		(43,599)
Capital expenditure and financial investment
Payments to acquire tangible fixed assets		(132,426)		(65,524)
Payments to acquire investments		—		(60)

Net cash outflow from capital expenditure and financial investment			(132,426)		(65,584)
Equity dividends paid

Net cash (outflow) before financing			(493,441)		(603,174)
Proceeds of share issue			26,432		—
Financing
New long term loans		399,951		—
New short term loans		200,000		—
Repayment of long term bank loan		(8,928)		(5,952)
Capital element of hire purchase and finance lease rentals		(1,387)		(2,565)

Net cash inflow/(outflow) from financing			589,636		(8,517)

Increase/(decrease) in cash	16		122,627		(611,691)

The accompanying notes form an integral part of these unaudited Financial Statements.

DIGITAL UNION UK LIMITED

UNAUDITED NOTES TO THE FINANCIAL STATEMENTS

FOR THE SIX MONTHS ENDED 30 JUNE 2005 AND 30 JUNE 2004

1	Requirement and responsibility for these Financial Statements

These Financial Statements have been prepared following an acquisition by Verticalnet Inc (USA) on 22 July 2005 of Digital Union Limited. Digital Union Limited acquired the trade, assets and certain liabilities of Digital Union UK Limited after the latter company went into Administration on 28 April 2005. The Administrator is still determining the settlement of the remaining liabilities. As a result of the acquisition on 22 July 2005, these Financial Statements have been prepared to incorporate the predecessor situation as required by the U.S. Securities and Exchange Commission.

Figures included within these Financial Statements relating to periods prior to 28 April 2005 reflect those of Digital Union UK Limited. Those covering any subsequent period incorporate the activities of Digital Union Limited. The effects of the Administration are shown in the notes to the 2005 figures where appropriate.

Responsibilities for the preparation of these Financial Statements, Accounting Policies and Turnover are the same as those shown as Notes 2, 3 and 4 respectively in the accompanying Financial Statements for the year ended 31 December 2004.

DIGITAL UNION UK LIMITED

UNAUDITED NOTES TO THE FINANCIAL STATEMENTS

FOR THE SIX MONTHS ENDED 30 JUNE 2005 AND 30 JUNE 2004

2	Operating loss

	2005	2004
	£	£
Operating loss is stated after charging:
Depreciation of owned tangible fixed assets or assets held under finance leases and hire purchase contracts	91,800	22,863
Operating lease rentals
- Plant and machinery	1,845	1,845
- Other assets	39,160	39,160

3	Employment costs

	2005	2004
	£	£

Wages and salaries	656,164	741,659
Social security costs	70,066	75,513
Other pension costs	5,612	8,124

	731,842	825,296

4	Other income

	2005	2004
	£	£

Interest receivable and similar income	1,688	17,676

5	Interest payable and similar charges

	2005	2004
	£	£
Interest payable on:
Bank loans and overdrafts	10,348	14,594
Other loans	43,699	42,840
Finance lease and hire purchase contracts	349	292
Factoring costs	—	3,549

	54,396	61,275

6	Tax on loss on ordinary activities

Current tax

UK corporation tax

There is no tax charge due to the availability of eligible tax losses.

DIGITAL UNION UK LIMITED

UNAUDITED NOTES TO THE FINANCIAL STATEMENTS

FOR THE SIX MONTHS ENDED 30 JUNE 2005

7	Intangible fixed assets

£
Cost
Goodwill arising on business combination on 28 April 2005	150,000

Goodwill is recognised as the fair value of the difference between the net assets or liabilities acquired and the consideration paid.

Goodwill is reviewed for impairment on an annual basis and whenever events or changes in circumstances indicate that the carrying amount may not be recoverable.

As a result of the event explained in note 19 no impairment arises at 30 June 2005.

8	Tangible fixed assets

	Leasehold Improvements	Computer equipment	Fixtures & Fittings	Total
	£	£	£	£
Cost
At 1 January 2005	1,306	185,753	19,654	206,713
Additions	—	132,426	—	132,426

At 30 June 2005	1,306	318,179	19,654	339,139

Depreciation
At 1 January 2005	824	106,146	9,598	116,568
Charge for the six month period	482	91,243	75	91,800

At 30 June 2005	1,306	197,389	9,673	208,368

Net book value
At 30 June 2005	—	120,790	9,981	130,771

9	Debtors

2005
£
Trade debtors	278,049
Other debtors	30,740
Prepayments and accrued income	26,534

335,323

DIGITAL UNION UK LIMITED

UNAUDITED NOTES TO THE FINANCIAL STATEMENTS

FOR THE SIX MONTHS ENDED 30 JUNE 2005

10	Creditors: amounts falling due within one year

2005
£
Net obligations under finance lease and hire purchase contracts	881
Trade creditors	218,802
Other taxes and social security costs	30,482
Other creditors	2,883
Other loans	160,000
Accruals and deferred income	388,262

801,310

11	Creditors: amounts falling due after more than one year

2005
£
Other loans	239,951

239,951

Analysis of loans
Wholly repayable within five years:
Other loans	399,951
Included in current liabilities	(160,000)

239,951

Loan maturity analysis
Debt due within one year	160,000
Between one and two years	239,951

399,951

DIGITAL UNION UK LIMITED

UNAUDITED NOTES TO THE FINANCIAL STATEMENTS

FOR THE SIX MONTHS ENDED 30 JUNE 2005

12	Share capital

2005
£
Allotted, called up and fully paid
5,100 Ordinary A shares of 1p each	51
4,900 Ordinary B shares of 1p each	49

100

13	Statement of movements on reserves

Share premium account
£
Balance at 1 January 2005	499,921
Effect of Administration on 28 April 2005	(499,921)
New share premium account arising in period	26,332

Balance at 30 June 2005	26,332

14	Reconciliation of movements in shareholders’ funds

2005
£
Six month loss to 30 June 2005	(816,474)
Effects of Administration on 28 April 2005	520,868

Net Deficit for the Period	(295,606)
Proceeds of share issue during period	26,432

30 June 2005 shareholders’ funds (deficit)	(269,174)

DIGITAL UNION UK LIMITED

UNAUDITED NOTES TO THE FINANCIAL STATEMENTS

FOR THE SIX MONTHS ENDED 30 JUNE 2005

15	Net cash outflow from operating activities

	2005	2004
	£	£
Reconciliation to operating loss:
Operating loss	(763,766)	(797,142)
Depreciation of tangible fixed assets	91,800	22,863
(Increase)/decrease in debtors	(236,517)	1,838,285
Increase/(decrease) in creditors	600,176	(1,557,997)

	(308,307)	(493,991)

16	Reconciliation of net cash inflow/(outflow) to movement in net debt

	2005	2004
	£	£
Increase/(decrease) in cash	122,627	(611,691)
New long term loans	(399,951)	—
New short term loans	(200,000)	—
Repayment of long term bank loan	8,928	5,952
Capital element of hire purchase and finance lease rentals	1,387	2,565

Movement in net debt	(467,009)	(603,174)
Effects of Administration	1,521,589	—
Net debt at 1 January 2005	(1,299,419)	45,198

Net debt at 30 June 2005	(244,839)	(557,976)

DIGITAL UNION UK LIMITED

UNAUDITED NOTES TO THE FINANCIAL STATEMENTS

FOR THE SIX MONTHS ENDED 30 JUNE 2005 AND 30 JUNE 2004

17	Analysis of net debt

For the six months ended 30 June 2005

	At 1 January 2005	Cash flow	Non-cash changes	At 30 June 2005
	£	£	£	£
Cash at bank and in hand	130,176	25,817		155,993
Effects of Administration	—	96,810	(96,810)	—

		122,627

Debt due within one year	(235,712)	8,928	66,784	(160,000)
Debt due after one year	(1,190,478)	(599,951)	1,550,478	(239,951)
Hire purchase and finance leases	(3,405)	1,387	1,137	(881)

		(589,636)

	(1,299,419)	(467,009)	1,521,589	(244,839)

For the six months ended 30 June 2004

	At 1 January 2004	Cash flow	Non-cash changes	At 30 June 2004
	£	£	£	£
Cash at bank and in hand	1,322,990	(631,273)		691,717
Bank overdrafts	(19,582)	19,582		—

		(611,691)

Debt due within one year	(5,952)	5,952	(35,712)	(35,712)
Debt due after one year	(1,244,048)		35,712	(1,208,336)
Hire purchase and finance leases	(8,210)	2,565		(5,645)

		8,517

	45,198	(603,174)	—	(557,976)

DIGITAL UNION UK LIMITED

UNAUDITED NOTES TO THE FINANCIAL STATEMENTS

FOR THE SIX MONTHS ENDED 30 JUNE 2005 AND 30 JUNE 2004

18	Commitments under operating leases

At 30 June 2005 (or 2004) the company had annual commitments under non-cancellable operating leases as follows:

	Land and buildings		Other
	2005	2004	2005	2004
	£	£	£	£
Expiry date:
Between two and five years	78,320	78,320	3,689	3,689

19	Post balance sheet events

On 22 July 2005 the entire share capital of Digital Union Limited was acquired by Verticalnet Inc (USA).

20	Differences between UK and US GAAP

The company prepares its Financial Statements in accordance with generally accepted accounting principles in the United Kingdom (‘UK GAAP’) which differ in certain respects from those generally accepted in the United States of America (‘US GAAP’).

The differences in treatment that could affect retained loss for the period and equity shareholder’s deficit of the Company were considered.

The accounting treatment adopted to such items in these Financial Statements was that it accorded to US GAAP and no reconciling items arose.

PRO FORMA FINANCIAL STATEMENTS

VERTICALNET, INC.

PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

BASIS OF PRESENTATION

Digital Union Limited (“Digital Union”) was acquired by Verticalnet, Inc. (“Verticalnet”) on July 22, 2005. The accompanying unaudited pro forma condensed consolidated balance sheet as of June 30, 2005, and the related unaudited pro forma condensed consolidated statements of operations for the six months ended June 30, 2005 and the year ended December 31, 2004, give effect to the acquisition of Digital Union, as described in Note 2 of the Notes to Pro Forma Condensed Consolidated Financial Statements, as if the transactions had occurred as of June 30, 2005 in the case of the unaudited pro forma condensed consolidated balance sheet, and as of January 1, 2004 in the case of the unaudited pro forma condensed consolidated statements of operations.

The unaudited pro forma condensed consolidated financial statements have been prepared by management of Verticalnet, Inc. (“Verticalnet”) and should be read in conjunction with Verticalnet’s historical consolidated financial statements, which have been previously filed in Verticalnet’s Annual Report on Form 10-K for the year ended December 31, 2004 and its Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2005, and the historical financial statements of Digital Union, which are included elsewhere in this Form 8-K/A.

The historical balance sheet and statement of operations for Digital Union have been prepared in accordance with accounting principles generally accepted in the United Kingdom. For the purpose of presenting the unaudited pro forma condensed consolidated financial information, the balance sheet and statement of operations relating to Digital Union have been adjusted to conform to U.S. generally accepted accounting principles as described in the historical financial statements, which are included elsewhere in this Form 8-K/A.

The historical financial statements of Digital Union were presented in pounds sterling (£). For the purposes of presenting the unaudited pro forma condensed consolidated statements of operations for the six months ended June 30, 2005 and the year ended December 31, 2004, the statements of operations relating to the historical financial statements of Digital Union have been translated into US dollars at the average daily closing rate for those periods. The adjusted balance sheet of Digital Union has been translated into US dollars at the closing exchange rate on June 30, 2005.

Since the unaudited pro forma condensed consolidated financial statements which follow are based upon the financial condition and operating results of Digital Union during periods when it was not under the control or management of Verticalnet, the information presented may not be indicative of the results which would have actually been obtained had the acquisition been completed on January 1, 2004, nor is it indicative of future financial or operating results.

Verticalnet, Inc.

Unaudited Pro Forma Condensed Consolidated Balance Sheet

June 30, 2005

(in thousands)

	Historical (Note 1)		Pro Forma Adjustments (Note 2)			Pro Forma
	Verticalnet	Digital Union
Assets
Current assets:
Cash and cash equivalents	$3,919	$282	$—			$4,201
Accounts receivable, net	4,361	502	—			4,863
Investment	242	—	—			242
Prepaid expenses and other current assets	1,784	102	—			1,886

Total current assets	10,306	886	—			11,192
Property and equipment, net	1,257	236	(87)	(c	)	1,406
Goodwill	16,376	271	3,422	(a	)	19,648
			(842)	(b	)
			(65)	(c	)
			486	(d	)
Other intangible assets, net	4,487	—	842	(b	)	5,329
Other assets	362	—	—			362

Total assets	$32,788	1,393	$3,756			$37,937

Liabilities and Shareholders’ Equity
Current liabilities:
Current portion of long-term debt	$588	291	$—			$879
Accounts payable and accrued expenses	3,933	776	450	(a	)	5,159
Deferred revenues	3,103	379	(152)	(c	)	3,330

Total current liabilities	7,624	1,446	298			9,368
Non-current portion of deferred revenues	22	—	—			22
Other long-term debt	115	433	—			548

Total liabilities	7,761	1,879	298			9,938

Total shareholders’ equity (deficit)	25,027	(486)	2,972	(a	)	27,999
			486	(d	)

Total liabilities and shareholders’ equity	$32,788	$1,393	$3,756			$37,937

The accompanying notes are an integral part of these statements.

Verticalnet, Inc.

Unaudited Pro Forma Condensed Consolidated Statement of Operations

For the year ended December 31, 2004

(in thousands, except per share data)

	Historical (Note 1)		Pro Forma Adjustments (Note 2)			Pro Forma
	Verticalnet	Digital Union
Revenues	$22,925	$1,492	$—			$24,417
Cost of revenues	11,902	2,038	—			13,940

Gross profit (loss)	11,023	(546)	—			10,477

Operating expenses:
Research and development	5,822	—	—			5,822
Sales, general and administrative	11,612	2,432	49	(e	)	14,093
Stock-based compensation	1,636	—	—			1,636
Amortization of other intangible assets	1,115	—	366	(f	)	1,481

Total operating expenses	20,185	2,432	415			23,032

Operating loss	(9,162)	(2,978)	(415)			(12,555)
Interest and other expense, net	558	112	—			670

Net loss	$(9,720)	$(3,090)	$(415)			$(13,225)

Net loss per share - basic and diluted	$(0.33)					$(0.40)

Weighted average common shares outstanding used in basic and diluted per share calculation (Note 3)	29,591		3,790			33,381

The accompanying notes are an integral part of these statements.

Verticalnet, Inc.

Unaudited Pro Forma Condensed Consolidated Statement of Operations

For the six months ended June 30, 2005

(in thousands, except per share data)

	Historical (Note 1)		Pro Forma Adjustments (Note 2)			Pro Forma
	Verticalnet	Digital Union
Revenues	$10,320	$737	$—			11,057
Cost of revenues	5,675	862	—			6,537

Gross profit (loss)	4,645	(125)	—			4,520

Operating expenses:
Research and development	3,448	—	—			3,448
Sales, general and administrative	6,686	1,307	24	(g	)	8,017
Restructuring charge	324	—	—			324
Stock-based compensation	417	—	—			417
Amortization of other intangible assets	625	—	143	(h	)	768

Total operating expenses	11,500	1,307	167			12,974

Operating loss	(6,855)	(1,432)	(167)			(8,454)
Interest and other expense, net	298	97	—			395

Net loss	$(7,153)	$(1,529)	$(167)			$(8,849)

Net loss per share - basic and diluted	$(0.17)					$(0.19)

Weighted average common shares outstanding used in basic and diluted per share calculation (Note 3)	42,070		4,121			46,191

The accompanying notes are an integral part of these statements.

NOTES TO THE UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

Note 1: HISTORICAL FINANCIAL STATEMENTS

The historical balances of Verticalnet, Inc. (“Verticalnet” or the “Company”) reflect the consolidated balance sheet as of June 30, 2005, and the consolidated results of operations for the year ended December 31, 2004 and six months ended June 30, 2005, as reported in the consolidated financial statements which have been previously filed in the Company’s SEC filings. The historical balances of Digital Union Limited (“Digital Union”) as of June 30, 2005 and for the year ended December 31, 2004 and six months ended June 30, 2005 were derived from Digital Union’s historical financial statements.

Note 2: ACQUISITIONS

Digital Union Limited

On July 22, 2005, Verticalnet, entered into a Share Purchase Agreement (the “Share Purchase Agreement”) with Patrick Lawton, Brent Summers, Peter Linsell, Andrew Knotts, Colin Robertson and Alphen Trading Limited (collectively, the “Shareholders”). Pursuant to the Share Purchase Agreement, Verticalnet acquired all of the outstanding capital stock of Digital Union, a private limited company registered in England, from the Shareholders. In exchange for the outstanding capital stock of Digital Union, Verticalnet issued the Shareholders an aggregate of 4,458,690 shares of Verticalnet common stock. Under the Share Purchase Agreement, certain Shareholders may receive up to an additional 3,500,000 shares of Verticalnet common stock in the aggregate if certain revenue based milestones are achieved within the first year after the closing of the transaction. Digital Union was a privately-held provider of on-demand sourcing and procurement solutions based in Guildford, Surrey, United Kingdom. The acquisition of Digital Union was completed on July 22, 2005, and as a result, Digital Union became a wholly-owned subsidiary of Verticalnet.

Digital Union is one of the largest independent supply management software providers in the UK. With the acquisition of Digital Union the Company has broadened its base of revenue, customers, and resources to allow for an accelerated growth mode in Europe. Benefits of this combination include:

•	Broadening the Company’s reverse auction and procurement capabilities which allow us to respond to mixed sourcing and procurement deals in a manner that we could not previously.

•	Deepening the Company’s retail expertise and a strategic relationship with the World-wide Retail Exchange.

•	Developing channel partnerships with IBM and Cap Gemini.

The consideration for the purchase transaction was approximately $3.4 million, including transaction costs of approximately $450,000, which primarily consisted of fees paid for professional services. Pursuant to the Share Purchase Agreement, Verticalnet agreed to issue an aggregate amount of 4,458,690 shares of common stock, valued on the date of closing at approximately $3.0 million (a total of 668,803 shares are being held in escrow, of which 330,750 shares will be released on July 22, 2006 and 338,053 will be released on January 22, 2007). The value of the Verticalnet stock issued to the Digital Union shareholders was based on $0.67 per share which represented the average closing price of the Company’s common stock over a three day period that included the two days prior and the day the merger agreement was signed. In addition, the terms of the acquisition also include a provision that enables Digital Union’s shareholders to receive up to an additional 3,500,000 Verticalnet shares based upon the achievement of revenue milestones within the first year after the closing of the transaction.

The acquisition will be accounted for under the purchase method of accounting. Under this method, the purchase price is allocated to the assets acquired and liabilities assumed based on their fair values at the acquisition date. Such allocation has been based on estimates that may be revised at a later date. Therefore, actual amounts may differ from those in the unaudited pro forma condensed consolidated financial statements. The actual excess of the purchase price over the fair value of the net tangible assets acquired was approximately $4.1 million, which has been allocated to the covenants not-to-compete, customer contracts, customer relationships, IBM relationship, trademarks, technology and goodwill in the amounts of $10,000, $69,000, $560,000, $53,000, $10,000, $140,000, and $3.3 million, respectively.

The trademarks and technology intangible assets are being amortized on a straight line basis over twelve months. The following are the amortization percentages by year:

	2005	2006	2007	2008	2009	2010	2011
Covenant not-to-compete	21%	50%	29%	—	—	—	—
Customer contracts	36%	64%	—	—	—	—	—
Customer relationships	0%	45%	18%	13%	10%	8%	6%
IBM relationship	5%	36%	27%	19%	13%	—	—

The following pro forma adjustments for the Digital Union acquisition are reflected in the unaudited pro forma condensed consolidated balance sheet as of June 30, 2005, and the unaudited pro forma condensed consolidated statements of operations for the year ended December 31, 2004 and for the six months ended June 30, 2005:

Unaudited Pro Forma Adjustments to Condensed Consolidated Balance Sheet

(a)	Reflects the consideration issued by the Company to consummate the acquisition (in thousands):

Issuance of common stock	$2,972
Transaction costs	450

Total consideration	$3,422

(b)	Reflects the recording of the purchase transaction (in thousands):

Total consideration per above	$3,422
Fair value of net liabilities assumed	692

Actual excess purchase price to be allocated	$4,114

The actual excess purchase price will be allocated as follows (in thousands):

Covenant not-to-compete	$10
Customer contracts	69
Customer relationships	560
IBM relationship	53
Trademarks	10
Technology	140
Goodwill	3,272

$4,114

(c)	Reflects opening balance sheet adjustments.

(d)	Reflects the elimination of the shareholders’ deficit accounts of Digital Union.

Unaudited Pro Forma Adjustments to Condensed Consolidated Statement of Operations for the year ended December 31, 2004

(e)	Reflects the change in compensation for Digital Union’s President, based on his new employment agreement.

(f)	Reflects amortization expense for the intangible assets.

Unaudited Pro Forma Adjustments to Condensed Consolidated Statement of Operations for the six months ended June 30, 2005

(g)	Reflects the change in compensation for Digital Union’s President, based on his new employment agreement.

(h)	Reflects amortization expense for the intangible assets.

Note 3: PRO FORMA BASIC AND DILUTED NET LOSS PER SHARE

The weighted average shares outstanding used in the pro forma basic and diluted net loss per share calculations for the year ended December 31, 2004 and for the six months ended June 30, 2005 includes 3,789,887 shares of Verticalnet’s common stock issued in the acquisition of Digital Union, as if the acquisition had occurred on January 1, 2004. In addition, 668,803 common shares held in escrow in connection with the acquisition of Digital Union have been excluded from the loss per share calculation for the year ended December 31, 2004. Of the amount held in escrow, 330,750 shares are deemed to be released on January 1, 2005 (i.e., 12 months after their deemed issuance date of January 1, 2004) rather than their actual release date of July 22, 2006, and are included in the loss per share calculation for the six months ended June 30, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

VERTICALNET, INC.

Date: October 7, 2005	By:	/s/ GENE S. GODICK
	Name:	Gene S. Godick
	Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Exhibit

23.1	Consent of H.W. Fisher & Company *

*	Filed herewith